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                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT (this "AGREEMENT") is made as of September 7, 2001, by and among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST," and together with GTCR Fund VII, the "GTCR PURCHASERS"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER", and together with the GTCR Purchasers and the Bajaj Purchasers, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used herein are defined in SECTION 6 hereof.

          The parties hereto agree as follows:

          Section 1.   AUTHORIZATION AND CLOSING.

          1A. AUTHORIZATION OF THE STOCK. The Company shall authorize the issuance and sale to the Purchasers of up to 96,790 shares of its Class A Preferred Stock, par value $0.01 per share (the "CLASS A PREFERRED"), and up to 35,105,000 shares of its Common Stock, par value $0.001 per share (the "COMMON STOCK"), each having the rights and preferences set forth in EXHIBIT A attached hereto. The Class A Preferred and the Common Stock are collectively referred to herein as the "STOCK."

          1B.  PURCHASE AND SALE OF THE STOCK BY THE GTCR PURCHASERS.

          (a) At the Initial Closing (as defined in SECTION 1F below), the Company shall sell to the GTCR Purchasers and, subject to the terms and conditions set forth herein, the GTCR Purchasers shall purchase from the Company, 10,000,000 shares of Common Stock at a price of $0.10 per share. Each GTCR Purchaser shall purchase the percentage of such shares set forth next to such GTCR Purchaser's name on the signature pages attached hereto

          (b) The Company has been organized for the purpose of owning and operating a business in the mobile computing services consulting industry by means of first acquiring an existing business or businesses satisfactory to both
(i) the GTCR Purchasers and (ii) the Board of Directors of the Company (the "BOARD"), and thereafter from time to time making additional acquisitions which are synergistic with or otherwise complementary to such initial acquisition and generally with the characteristics set forth on SCHEDULE 1 to this Agreement. The GTCR Purchasers intend to provide up to $96 million (including the Pre-Acquisition Funding and other potential fundings for Non-Acquisition Expenses, each as defined below) in equity financing to the Company as the equity portion of the debt and equity financing necessary to fund such acquisitions and for other internal growth initiatives, in each case as approved by (i) the GTCR Purchasers and (ii) the Board (an "APPROVED USE"). Notwithstanding the foregoing, no more than $10 million in the aggregate of the funds which may be obtained by the Company from all of the Purchasers shall be reserved to fund Non-Acquisition Expenses (it being understood that

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no more than $1,000,000 in the aggregate (or such higher number as may be approved by the GTCR Purchasers and the Board) of such $10 million of funds may be used to fund Non-Acquisition Expenses incurred prior to the Company's initial acquisition (the "PRE-ACQUISITION FUNDING")). In addition, no funds obtained by the Company from the Purchasers shall be used to fund the sales, general and administrative expenses, working capital expenses or capital expenses of any company acquired by the Company unless approved by the GTCR Purchasers and the Board. The GTCR Purchasers' obligation to purchase any stock of the Company pursuant to this SECTION 1B(b) (including any stock issued in exchange for the Pre-Acquisition Funding and other potential fundings for Non-Acquisition Expenses) will be conditioned on the Company's not being in default under any of its material agreements, adequate debt financing being available to fund any proposed acquisition or other Approved Use on terms satisfactory to the GTCR Purchasers, and the Company's operations and the acquisition or other Approved Use being satisfactory to the GTCR Purchasers. In order to implement the foregoing, the GTCR Purchasers may purchase from time to time after the Initial Closing, upon the written request of the Board in connection with an Approved Use, (i) first, up to an additional 23,600,000 shares of Common Stock at a price of $0.10 per share and (ii) second, after all such shares of Common Stock have been purchased, up to 92,640 shares of Class A Preferred at a price of $1,000 per share (the amounts set forth in each of (i) and (ii) immediately above as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events) (each such purchase, a "SUBSEQUENT CLOSING"). Each GTCR Purchaser shall purchase the percentage of such shares set forth next to such GTCR Purchaser's name on the signature pages attached hereto. At the time of any such purchase, the Company will deliver to the GTCR Purchasers the certificates representing such shares of Common Stock and/or Class A Preferred purchased by the GTCR Purchasers, and the GTCR Purchasers will deliver to the Company a cashier's or certified check or a wire transfer of immediately available funds in the aggregate amount of the price per share of such shares multiplied by the number of shares so purchased by the GTCR Purchasers. At the time of any Subsequent Closing, each GTCR Purchaser shall be entitled to receive, and the Company shall be obligated to deliver, satisfactory representations and warranties and all other information and documentation as such GTCR Purchaser may reasonably request.

          1C.  PURCHASE AND SALE OF THE STOCK BY THE BAJAJ PURCHASERS.

          (a) At the Initial Closing (as defined in SECTION 1F below), the Company shall sell to the Bajaj Purchasers and, subject to the terms and conditions set forth herein, the Bajaj Purchasers shall purchase from the Company, 416,667 shares of Common Stock at a price of $0.10 per share.

          (b) Simultaneously with any purchase by the GTCR Purchasers of shares of Common Stock and/or Class A Preferred pursuant to SECTION 1B(b) above, Bajaj will purchase, and the Company will sell to the Bajaj Purchasers at the same price and on the same terms as purchased by the GTCR Purchasers up to an additional 983,333 shares of Common Stock and up to an aggregate of 3,860 shares of Class A Preferred. The number of shares of Class A Preferred to be sold by the Company and purchased by Bajaj at any time shall equal (i) 3,860 shares of Class A Preferred, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of

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shares of such Class A Preferred to be concurrently purchased by the GTCR
Purchasers and (B) the denominator of which will be 92,640 shares of Class A Preferred. The number of shares of Common Stock to be sold by the Company and purchased by the Bajaj Purchasers at any time shall equal (i) 983,332 shares of Common Stock, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of shares of such Common Stock to be concurrently purchased by the GTCR Purchasers and (B) the denominator of which will be 23,600,000 shares of Common Stock. At each Subsequent Closing, the Company will deliver to each Bajaj Purchaser a certificate representing the Common Stock and/or Class A Preferred to be so purchased by such Bajaj Purchaser, and such Bajaj Purchaser will deliver to the Company, by wire transfer of immediately available funds, cash in an aggregate amount equal to the purchase price for such shares. At the time of any such purchase, the Bajaj Purchasers shall be entitled to receive, and the Company shall be obligated to deliver, the same representations and warranties and other information and documentation received by the GTCR Purchasers. The maximum aggregate amount that the Bajaj Purchasers shall fund or may purchase pursuant to this SECTION 1C(b) shall be $3,958,333.

          (c) Common Stock purchased at the Initial Closing by each of the Bajaj Purchasers shall be acquired by each of the Bajaj Purchasers as set forth in Schedule 2 attached hereto and the Common Stock and/or Class A Preferred purchased at each Subsequent Closing by each of the Bajaj Purchasers shall be acquired in the same manner or in a manner disclosed to the Company prior to such Subsequent Closing.

          1D.  PURCHASE AND SALE OF THE STOCK BY THE PEARLSTEIN PURCHASER.

          (a) At the Initial Closing (as defined in SECTION 1F below), the Company shall sell to the Pearlstein Purchaser and, subject to the terms and conditions set forth herein, the Pearlstein Purchaser shall purchase from the Company, 31,250 shares of Common Stock at a price of $0.10 per share.

          (b) Simultaneously with any purchase by the GTCR Purchasers of shares of Common Stock and/or Class A Preferred pursuant to SECTION 1B(b) above, the Pearlstein Purchaser will purchase, and the Company will sell to the Pearlstein Purchaser at the same price and on the same terms as purchased by the GTCR Purchasers up to an additional 73,750 shares of Common Stock and up to an aggregate of 290 shares of Class A Preferred. The number of shares of Class A Preferred to be sold by the Company and purchased by the Pearlstein Purchaser at any time shall equal (i) 290 shares of Class A Preferred, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of shares of such Class A Preferred to be concurrently purchased by the GTCR Purchasers and (B) the denominator of which will be 92,640 shares of Class A Preferred. The number of shares of Common Stock to be sold by the Company and purchased by the Pearlstein Purchaser at any time shall equal (i) 73,750 shares of Common Stock, MULTIPLIED BY (ii) a fraction (A) the numerator of which will be the number of shares of such Common Stock to be concurrently purchased by the GTCR Purchasers and (B) the denominator of which will be 23,600,000 shares of Common Stock. At each Subsequent Closing, the Company will deliver to the Pearlstein Purchaser a certificate representing the

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Common Stock and/or Class A Preferred to be so purchased by the Pearlstein
Purchaser, and the Pearlstein Purchaser will deliver to the Company, by wire transfer of immediately available funds, cash in an aggregate amount equal to the purchase price for such shares. At the time of any such purchase, the Pearlstein Purchaser shall be entitled to receive, and the Company shall be obligated to deliver, the same representations and warranties and other information and documentation received by the GTCR Purchasers. The maximum aggregate amount that the Pearlstein Purchaser shall fund or may purchase pursuant to this SECTION 1D(b) shall be $296,875.

          1E.  STOCK REPURCHASES UPON FAILURE TO PURCHASE AT SUBSEQUENT CLOSING.

          (a) In the event that any or all of the Bajaj Purchasers or the Pearlstein Purchaser (the "DEFAULTING PURCHASER(S)") is unable or otherwise does not purchase for any reason (regardless of the existence of any default or breach or failure to comply with any conditions precedent by the Company or any of its Subsidiaries) the number of shares of Common Stock and/or Class A Preferred required to be purchased by it at any Subsequent Closing, the Purchasers (other than the Defaulting Purchaser(s)) (the "NON-DEFAULTING PURCHASERS") who so elect and, if the Non-Defaulting Purchasers do not offer to purchase all of such shares within 30 days after the failure to purchase the number of shares of Common Stock and/or Class A Preferred required to be purchased by it at any Subsequent Closing, the Company, shall have the right to purchase, in which event the Defaulting Purchaser(s) and its transferees shall be obligated to sell, all of the shares of Investor Common then held by such Defaulting Purchaser(s) and its transferees (a "STOCK REPURCHASE") at a time and place designated by the Company or a majority (determined by the number of shares of Investor Common held by such Persons) of the Non-Defaulting Purchasers electing to participate in the Stock Repurchase (the "PARTICIPATING PURCHASERS") (a "STOCK REPURCHASE CLOSING"). In the event the Participating Purchasers are entitled to participate in the Stock Repurchase pursuant to the foregoing sentence, each Participating Purchaser shall be entitled to purchase its PRO RATA portion of such shares based on the number of shares of Investor Common then held by each Participating Purchaser. Notwithstanding anything herein to the contrary, for purposes of this SECTION 1E, the Bajaj Purchasers and their transferees shall be treated as one group of Purchasers, such that any default by any one the Bajaj Purchasers or their transferees shall be treated as a default of all of the Bajaj Purchasers and their transferees and all of the Bajaj Purchasers and their transferees will be Defaulting Purchasers. At a Stock Repurchase Closing, the Defaulting Purchaser(s) and its transferees, as applicable, shall deliver to the Company or each Participating Purchaser (as the case may be) duly executed instruments transferring good and marketable title to such shares of Common Stock to the Company or each Participating Purchaser (as the case may be) free and clear of all liens and encumbrances, against payment of the Stock Repurchase Price, (A) in the case of payment by the Company, (1) by cashier's or certified check payable to the Defaulting Purchaser(s) or its transferee, as applicable, (2) in the form of a promissory note from the Company having a term no longer than five years, payable in sixty equal installments, at a market rate of interest and having other typical market terms or (3) by wire transfer of immediately available funds to an account designated by the Defaulting Purchaser(s) or such transferee, as applicable, and (B) in the case of payment by the Participating Purchasers, (1) by

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cashier's or certified check payable to the Defaulting Purchaser(s) or its transferee, as applicable or (2) by wire transfer of immediately available funds to an account designated by the Defaulting Purchaser(s) or such transferee, as applicable. The "STOCK REPURCHASE PRICE" of the shares of Common Stock to be sold by the Defaulting Purchaser(s) pursuant to this SECTION 1E(a) shall be the lower of (A) $0.10 per each such share of Common Stock (as proportionately adjusted for all subsequent stock dividends, stock splits and other recapitalizations) and (B) the Fair Market Value of each such share of Common Stock as of the Stock Repurchase Closing.

          (b) In the event of a Stock Repurchase, the Defaulting Purchaser(s) shall not thereafter be entitled to purchase, and the Company shall not thereafter be obligated to sell to the Defaulting Purchaser(s), any shares of Class A Preferred. The repurchase rights of the Company and the Participating Purchasers pursuant to SECTION 1E(a) above are in addition to any and all other rights and remedies which the Company and the Participating Purchasers may have at law or in equity as a result of any failure by the Defaulting Purchaser(s) to purchase the shares of Common Stock and/or Class A Preferred required to be purchased by it from the Company at any Subsequent Closing.

          1F.  INITIAL CLOSING; SUBSEQUENT CLOSINGS.

          (a) The closing of the purchase and sale of the Stock to be purchased pursuant to SECTIONS 1B(a), SECTION 1C(a) AND 1D(a) (the "INITIAL CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. within one day after satisfaction of the conditions set forth in SECTION 2 hereof, or at such other place or on such other date as may be mutually agreeable to the Company and the GTCR Purchasers.

          (b) The Company shall notify the Purchasers of any Subsequent Closing at least 2 days prior to the date of such Subsequent Closing. Each Subsequent Closing shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on such date as may be mutually agreeable to the Company and the GTCR Purchasers or at such other place as may be mutually agreeable to the Company and the GTCR Purchasers.

          (c) At the Initial Closing and each Subsequent Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Stock to be purchased by such Purchaser at such Closing, registered in such Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

          Section 2. CONDITIONS OF EACH PURCHASER'S OBLIGATION AT THE INITIAL CLOSING AND SUBSEQUENT CLOSING. The obligation of each Purchaser to purchase and pay for the Stock to be purchased by it at the Initial Closing is subject to the satisfaction as of the Initial Closing of the following conditions (other than SECTION 2K) and the obligation of each Purchaser to purchase and pay for the Stock to be purchased by it at each Subsequent Closing is subject to the satisfaction as of such Subsequent Closing of the conditions set forth in
SECTION 2K:

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          2A.  REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties contained in SECTION 5 hereof shall be true and correct at and as of the Initial Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Initial Closing.

          2B. CERTIFICATE OF INCORPORATION. The Company's certificate of incorporation (the "CERTIFICATE OF INCORPORATION") shall include the provisions set forth in EXHIBIT A hereto, shall be in full force and effect under the laws of Delaware as of the Initial Closing and shall not have been amended or modified

          2C. SENIOR MANAGEMENT AGREEMENTS. The Company and DigitalNet, Inc., a Delaware corporation ("DIGITALNET"), shall have entered into a senior management agreements with each of Bajaj and Pearlstein (collectively, the "EXECUTIVES"), in form and substance substantially similar to EXHIBITS B-1 AND B-2, respectively, attached hereto (the "SENIOR MANAGEMENT AGREEMENTS"), the Senior Management Agreements shall not have been amended or modified and shall be in full force and effect as of the Initial Closing, and the Executives shall have purchased the Stock proposed to be purchased by them thereunder.

          2D. STOCKHOLDERS AGREEMENT. The Company and the Purchasers shall have entered into a stockholders agreement in form and substance substantially similar to EXHIBIT C attached hereto (the "STOCKHOLDERS AGREEMENT"), and the Stockholders Agreement shall be in full force and effect as of the Initial Closing.

          2E. REGISTRATION AGREEMENT. The Company and the Purchasers shall have entered into a registration agreement in form and substance substantially similar to EXHIBIT D attached hereto (the "REGISTRATION AGREEMENT"), and the Registration Agreement shall be in full force and effect as of the Initial Closing.

          2F. PROFESSIONAL SERVICES AGREEMENT. DigitalNet and GTCR Golder Rauner, L.L.C., a Delaware limited liability company ("GTCR"), shall have entered into a professional services agreement in form and substance substantially similar to EXHIBIT E attached hereto (the "PROFESSIONAL SERVICES AGREEMENT"), and the Professional Services Agreement shall be in full force and effect as of the Initial Closing.

          2G. CLOSING DOCUMENTS. The Company shall have delivered to the Purchasers all of the following documents:

          (a) an Officer's Certificate, dated the date of the Initial Closing, stating that the conditions specified in SECTION 1 and SECTIONS 2A through 2F, inclusive, have been fully satisfied;

          (b) certified copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement, the Certificate of Incorporation, the Senior Management Agreements, the Stockholders Agreement, the Professional Services

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Agreement, the Registration Agreement and each of the other agreements contemplated hereby (the "TRANSACTION DOCUMENTS"), the issuance and sale of the Stock and the consummation of all other transactions contemplated by this Agreement; and

          (c) certified copies of the Certificate of Incorporation and the Company's bylaws, each as in effect at the Initial Closing.

          2H. INVESTMENT COMMITTEE APPROVAL. The GTCR Purchasers shall have received approval from their investment committee to consummate the transactions set forth herein.

          2I. FEES AND EXPENSES. The Company shall have reimbursed each Purchaser for its fees and expenses as provided in SECTION 7A hereof prior to or concurrent with Initial Closing.

          2J. COMPLIANCE WITH APPLICABLE LAWS. The purchase of Stock by the Purchasers hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject any Purchaser to any penalty, liability or, in each Purchaser's sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which such Purchaser is subject.

          2K. CONDITIONS TO SUBSEQUENT CLOSINGS. The obligation of each Purchaser to purchase and pay for the Common Stock and/or Class A Preferred at any Subsequent Closing is subject to the satisfaction as of the Subsequent Closing of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties contained in SECTION 5 hereof (the "SECTION 5 REPRESENTATIONS") and any other representations and warranties requested by the GTCR Purchasers shall be true and correct at and as of such Subsequent Closing as though then made, except in the case of the Section 5 Representations to the extent of changes caused by the transactions expressly contemplated herein or by the other Transaction Documents and except for changes occurring in the ordinary course of the Company's and its Subsidiaries businesses which have not had a Material Adverse Effect.

          (b) CONSENTS AND APPROVALS. The Company shall have received or obtained all governmental, regulatory and third party consents and approvals necessary for the consummation of the transactions contemplated hereby.

          (c) COMPLIANCE WITH APPLICABLE LAWS. The purchase of the Common Stock and/or Class A Preferred by each Purchaser at such Subsequent Closing shall not be prohibited by any applicable law or governmental regulation, shall not subject such Purchaser to any penalty, liability or, in such Purchaser's sole discretion, other onerous conditions under any governmental approval or consent obtained in connection with the transactions contemplated hereby, and shall be permitted by laws and regulations of the jurisdictions to which such

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Purchaser is subject.

          (d) NO MATERIAL ADVERSE CHANGE. Since the Initial Closing, there shall have been no change resulting in a Material Adverse Effect.

          (e) FEES AND EXPENSES. The Company shall have reimbursed each Purchaser for its fees and expenses as provided in SECTION 7A hereof prior to or concurrent with such Subsequent Closing.

          (f) SUBSEQUENT CLOSING DOCUMENTS. The Company shall have delivered to each Purchaser all of the documents relating to the transactions contemplated by this Agreement as the GTCR Purchasers or their counsel may reasonably request.

          2L. WAIVER. Any condition specified in this SECTION 2 may be waived only if such waiver is set forth in a writing executed by the GTCR Purchasers.

          Section 3.   COVENANTS.

          3A. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver to each Purchaser (so long as such Purchaser holds any Stock) and to each holder of at least 15% of the Investor Preferred issued hereunder and each holder of at least 15% of the Investor Common issued hereunder:

          (a) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, all prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (b) accompanying the financial statements referred to in (i) above, an Officer's Certificate stating that neither the Company nor any of its Subsidiaries is in default under any of its material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (c) within 120 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (a) with respect to the

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consolidated portions of such statements (except with respect to budget data), an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing acceptable to the Majority Holders and (b) a copy of such firm's annual management letter to the Board;

          (d) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

          (e) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an Officer's Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

          (f) promptly (but in any event within five business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its Subsidiaries is a party or any other event or circumstance affecting the Company or any Subsidiary which is reasonably likely to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any material dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (g) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this SECTION 3A may reasonably request; and

          (h) copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders, and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses.

Each of the financial statements referred to in subsections (a) and (c) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the

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unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

          3B. INSPECTION OF PROPERTY. The Company shall permit any representatives designated by any GTCR Purchaser (so long as such Purchaser holds any Stock) or any holder of at least 15% of the outstanding Investor Preferred or at least 15% of the outstanding Investor Common, upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided that the Company shall have the right to have its chief financial officer present at any meetings with the Company's independent accountants.

          3C. RESTRICTIONS. The Company shall not, without the prior written consent of the Majority Holders:

          (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its equity securities, other than payments of dividends on, or redemption payments in respect of, the Class A Preferred pursuant to the Certificate of Incorporation or repurchases pursuant to the Senior Management Agreements;

          (b) except as expressly contemplated by the Senior Management Agreements, directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's equity securities (including, without limitation, warrants, options and other rights to acquire equity securities) other than redemptions of Class A Preferred pursuant to the Company's Certificate of Incorporation;

          (c) except as expressly contemplated by this Agreement or the Senior Management Agreements, authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise), or permit any Subsidiary to authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise) of, (a) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (b) any equity securities (or any securities convertible into or exchangeable for any equity securities) or rights to acquire any equity securities, other than the issuance of equity securities by a Subsidiary to the Company or another Subsidiary;

          (d) make, or permit any Subsidiary to make, any loans or advances to, guarantees for the benefit of, or Investments in, any Person, except for (A) intercompany transactions between the Company and a Subsidiary, (B) reasonable advances to employees in the ordinary course of business as well as travel advances, (C) trade credit extended to customers in the ordinary course of business and (D) Investments having a stated maturity no greater than one year from the date the Company makes such Investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million, (3) commercial paper with a rating of at least "Prime-1" by Moody's Investors Service, Inc. or (4) money market accounts investing in any of the foregoing or in substantially similar investments;

          (e) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a wholly owned Subsidiary);

          (f) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 5% of the consolidated assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Board in its reasonable good faith judgment) in any transaction or series of related transactions (other than sales of inventory in the ordinary course of business);

          (g) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes);

          (h) acquire, or permit any Subsidiary to acquire, any interest in any business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture;

          (i) enter into, or permit any Subsidiary to enter into, the ownership, active management or operation of any business other than an information technology services consulting business;

          (j) enter into, or permit any Subsidiary to enter into, any transaction with any of its or any Subsidiary's officers, directors, employees or Affiliates or any individual related by blood, marriage or adoption to any such Person or any entity in which any such Person or individual owns a beneficial interest, except for normal employment arrangements and benefit programs on reasonable terms, and for leases in the ordinary course of business, and except as otherwise expressly contemplated by this Agreement and the Senior Management Agreements;

          (k) become subject to, or permit any of its Subsidiaries to become subject to, any agreement or instrument which by its terms would (under any circumstances) restrict (A) the right of any Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Indebtedness owed to, the Company or any Subsidiary or (B) the Company's right to perform the provisions of this Agreement, the Certificate of Incorporation, the Company's bylaws or the other Transaction Documents;

          (l) except as expressly contemplated by this Agreement, make any amendment to the Certificate of Incorporation or the Company's bylaws, or file any resolution of the Board with the Secretary of the State of Delaware; or

          (m) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness exceeding the amounts approved therefor by the Board in the annual budget.

          3D. AFFIRMATIVE COVENANTS. So long as any Purchaser holds any Stock, the Company shall, and shall cause each Subsidiary to:

          (a) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a Material Adverse Effect and pay and discharge when payable all taxes, assessments and governmental charges (except to the extent the same are being contested in good faith and adequate reserves therefor have been established); and

          (b) enter into and maintain appropriate nondisclosure and noncompete agreements with its key employees.

          3E. CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          3F. AMENDMENT OF OTHER AGREEMENTS. The Company shall not amend, modify or waive any provision of the Senior Management Agreements or any other agreement with key executives of the Company without the prior written consent of the Majority Holders. The Company shall enforce the provisions of the Senior Management Agreements and any other agreement with key executives of the Company and shall exercise all of its rights and remedies thereunder (including, without limitation, any repurchase options and first refusal rights) unless it is otherwise directed by the Majority Holders.

          3G. PUBLIC DISCLOSURES. The Company shall not, nor shall it permit any Subsidiary to, disclose a Purchaser's or any of its Affiliates' name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to such Purchaser describing in reasonable detail the proposed content of such disclosure and shall permit such Purchaser to review and comment upon the form and substance of such disclosure.

          3H. UNRELATED BUSINESS TAXABLE INCOME. The Company shall not engage in any transaction which is reasonably likely to cause GTCR Fund VII or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in Section 512 and Section 514 of the IRC.

          3I. HART-SCOTT-RODINO COMPLIANCE. In connection with any transaction in which the Company is involved (a "TRANSACTION") which is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR ACT"), the Company shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with a Transaction. The Company shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies, as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the Transaction. Notwithstanding the foregoing, if GTCR Fund VII, rather than the Company, is required to make a filing under the HSR Act in connection with a Transaction, the Company will provide to GTCR Fund VII all necessary information for such filing, will facilitate such filing and will pay all fees associated with such filing.

          3J. STOCK OPTION PLAN. Upon the request of the Board, the Company will establish a customary stock option plan for employees, directors and consultants of the Company and its Subsidiaries. The number of shares available for such plan shall be equal to 987,328 shares of Common Stock.

          Section 4.   TRANSFER OF RESTRICTED SECURITIES.

          (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in CLAUSE (B) below, any other legally available means of transfer.

          (b) In connection with the transfer of any Restricted Securities (other than a transfer described in SECTIONS 4(a)(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in SECTION 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and
SECTION 7C.

          (c) Upon the request of any Purchaser, the Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchasers to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants to the Purchasers that:

          5A. ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a Material Adverse Effect. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Certificate of Incorporation and bylaws which have been furnished to the Purchasers' counsels reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          5B.  CAPITAL STOCK AND RELATED MATTERS.

          (a) As of the Initial Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 54,948,353 shares of Stock, of which 96,790 shares shall be designated as Class A Preferred, and 96,790 of which shall be reserved for issuance to the Purchasers pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) hereof, and of which 54,851,563 shares shall be designated as Common Stock (16,031,022 of which shall be issued and outstanding, 24,657,082 of which shall be reserved for issuance to the Purchasers pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) hereof, 13,176,129 of which shall be reserved for issuances to the Executives pursuant to the Senior Management Agreements and 987,328 of which shall be reserved for issuances upon exercise of options granted by the Company). As of the Initial Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by this Agreement, the Senior Management Agreements and the Company's Certificate of Incorporation. As of the Initial Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to this Agreement, the Senior Management Agreements and the Company's Certificate of Incorporation. As of the Initial Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (b) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Stock hereunder or the issuance of the Stock pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b), except as expressly contemplated in the Stockholders Agreement or provided herein . Based in part on the investment representations of the Purchasers in SECTION 7C hereof and of the Executives in
Section 1(e) of the Senior Management Agreements, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Stock hereunder and pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) hereof do not and will not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Stockholders Agreement, the Senior Management Agreements and the Registration Agreement.

          5C. SUBSIDIARIES; INVESTMENTS. DigitalNet is the Company's only Subsidiary. DigitalNet is duly organized, validly existing and in good standing under the laws of Delaware, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a Material Adverse Effect. All of the outstanding shares of capital stock of DigitalNet are validly issued, fully paid and non-assessable, and all such shares are owned by the Company free and clear of any lien and not subject to any option or right to purchase any such shares. Neither the Company nor DigitalNet owns or holds the right to acquire any shares of stock or any other security or interest in any other Person.

          5D. AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement, the Certificate of Incorporation and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally. The execution and delivery by the Company of this Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder and pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

          5E. CONDUCT OF BUSINESS; LIABILITIES. Other than the negotiation, execution and delivery of this Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement and the other agreements contemplated hereby and thereby, prior to the Initial Closing, the Company has not (i) conducted any business, (ii) incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due and regardless of when asserted), (iii) owned any assets, (iv) entered into any contracts or agreements or (v) violated any laws or governmental rules or regulations.

          5F. LITIGATION, ETC. There are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to their businesses or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality with respect to the transactions contemplated by this Agreement.

          5G. BROKERAGE. Except as provided in the Professional Services Agreement, there are no claims for brokerage commissions, finders, fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys, fees and out-of-pocket expenses) arising in connection with any such claim.

          5H. GOVERNMENTAL CONSENT, ETC. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

          5I. DISCLOSURE. Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.

          5J. CLOSING DATE. The representations and warranties of the Company contained in this SECTION 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to the Purchasers shall be true and correct in all material respects on the date of the Initial Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          Section 6. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "AFFILIATE" of any Person means any other Person, directly, or indirectly through one or more intermediaries that is controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For purposes of this Agreement, (i) all holdings of Class A Preferred and Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement, and (ii) each Bajaj Purchaser shall be deemed to be an Affiliate of each other Bajaj Purchaser.

          "INDEBTEDNESS" means all indebtedness for borrowed money (including purchase money obligations) maturing one year or more from the date of creation or incurrence thereof or renewable or extendible at the option of the debtor to a date one year or more from the date of creation or incurrence thereof, all indebtedness under revolving credit arrangements extending over a year or more, all capitalized lease obligations and all guarantees of any of the foregoing.

          "INVESTOR COMMON" means (i) the Common Stock issued hereunder (including, without limitation, pursuant to SECTION 1B(b), 1C(b) AND 1D(b)) and
(ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "INVESTOR PREFERRED" means (i) the Class A Preferred issued hereunder (including, without limitation, pursuant to SECTION 1B(b), 1C(b) AND 1D(b)) and
(ii) any Class A Preferred issued or issuable with respect to the Class A Preferred referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been
(a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "INVESTOR STOCK" means the Investor Preferred and the Investor Common.

          "INVESTMENT" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

          "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC Section shall be interpreted to include any revision of or successor to that Section regardless of how numbered or classified.

          "MAJORITY HOLDERS" means the holders of a majority of the Investor Preferred or, if no Investor Preferred is outstanding, the holders of a majority of the Investor Common.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries, taken as a whole.

          "NON-ACQUISITION EXPENSES" means the costs and expenses, including expenditures required to be capitalized on a balance sheet prepared in accordance with GAAP, incurred by the Company other than in connection with acquisitions, and other related costs and expenses (other than the Management Fee payable pursuant to Section 5 of the Professional Services Agreement).

          "OFFICER'S CERTIFICATE" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "RESTRICTED SECURITIES" means (i) the Stock issued hereunder and pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) hereof and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in
SECTION 7C have been delivered by the Company in accordance with SECTION 4(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in SECTION 7C.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

          Section 7.   MISCELLANEOUS.

          7A. EXPENSES. The Company agrees to pay, and hold each Purchaser and all holders of Investor Stock harmless against liability for the payment of, (i) the reasonable fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement

(including, without limitation, fees and expenses arising with respect to any subsequent purchase of Stock pursuant to SECTIONS 1B(b), 1C(b) AND 1D(b) hereof), (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement, the other agreements contemplated hereby and the Certificate of Incorporation and the Company's bylaws, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Stock purchased hereunder or in accordance with SECTIONS 1B(b), 1C(b) AND 1D(b) hereof, (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement, the Senior Management Agreements, the Stockholders Agreement, the Registration Agreement, the Professional Services Agreement, the other agreements contemplated hereby and the Certificate of Incorporation and the Company's bylaws and (v) such reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by the Purchasers, their Affiliates and their Affiliates' directors, officers and employees in connection with any Company-related financing and in connection with the rendering of any other services by the Purchasers or their Affiliates (including, but not limited to, fees and expenses incurred in attending board of directors or other Company-related meetings).

          7B. REMEDIES. Each holder of Investor Stock shall have all rights and remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          7C. PURCHASERS' INVESTMENT REPRESENTATIONS. Each Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of each Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (iv) that the execution, delivery and performance of this Agreement and such other agreements by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of SECTION 4 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE] AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER __, 2001 BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          7D. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing sentence, in the event that such modification, amendment or waiver would adversely affect a Purchaser or group Purchasers in a manner different than any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or a majority of the Investor Preferred held by such group of Purchasers adversely affected. In addition, any amendment to SECTIONS 1C OR 1E hereof shall require the written consent of the Bajaj Purchasers and any amendment to SECTIONS 1D OR 1E hereof shall require the written consent of the Pearlstein Purchaser. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          7E. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf, and in the case of representations and warranties contained herein or made in writing in connection with the Initial Closing, shall terminate on the second anniversary of this Agreement, and in the case of representations and warranties contained herein or made in writing in connection with any Subsequent Closing, shall terminate on the second anniversary of the date of such Subsequent Closing.

          7F. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of each GTCR Purchaser under this Agreement and the agreements contemplated hereby may be assigned by such GTCR Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., or any successor thereto.

          7G. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares, other recapitalizations and other similar transactions or corporate events affecting the subject class of stock.

          7H. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7I. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7J. ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          7K. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7L. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7M. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the address indicated below:

          IF TO THE COMPANY:

               DigitalNet Holdings, Inc.
               6700A Rockledge Drive, Suite 525
               Bethesda, MD 20817

               Attention: Ken S. Bajaj

          WITH COPIES TO:

               GTCR Fund VII, L.P.
               GTCR Co-Invest, L.P.
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Philip A. Canfield

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Stephen L. Ritchie

               Fried, Frank, Harris, Shriver & Jacobson
               1001 Pennsylvania Ave.
               Washington, DC 20004
               Attention: Richard A. Steinwurtzel

          IF TO THE PURCHASERS:

               GTCR Fund VII, L.P.
               GTCR Co-Invest, L.P.
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Philip A. Canfield

               The J. Sunny Bajaj Trust
               P.O. Box 60246
               Potomac, MD 20859

               The Rueben Bajaj Trust
               P.O. Box 60246
               Potomac, MD 20859

               The Bajaj Family Limited Partnership
               P.O. Box 60246
               Potomac, MD 20859

               The Pearlstein Family, LLC
               5122 Warren Place, N.W.
               Washington, D.C. 20016

          WITH COPIES TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Stephen L. Ritchie

               Fried Frank Harris Shriver & Jacobson
               1001 Pennsylvania Ave.
               Washington, DC  20004
               Attention: Richard A. Steinwurtzel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          7N. UNDERSTANDING AMONG THE PURCHASERS. The determination of each Purchaser to purchase the Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the Purchasers that no Purchaser has acted as an agent of any other Purchaser in connection with making its investment hereunder and that no Purchaser shall be acting as an agent of any other Purchaser in connection with monitoring its investment hereunder. It is further acknowledged by each of the other Purchasers that the GTCR Purchasers have retained Kirkland & Ellis to act as their counsel in connection with the transactions contemplated hereby and that Kirkland& Ellis has not acted as counsel for any of the other Purchasers in connection herewith and that none of the other Purchasers have the status of a client of Kirkland & Ellis for conflict of interest or other purposes as a result thereof.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.


                                     DIGITALNET HOLDINGS, INC.

                                     By:         /s/ Ken S. Bajaj
                                           ----------------------------------
                                     Name:        Ken S. Bajaj
                                           ----------------------------------
                                     Its:  Chief Executive Officer
INVESTMENT PERCENTAGE

     99.0928%                        GTCR FUND VII, L.P.

                                     By:   GTCR Partners VII, L.P.
                                     Its:  General Partner

                                     By:   GTCR Golder Rauner, L.L.C.
                                     Its:  General Partner

                                     By:      /s/ Philip A. Canfield
                                           ----------------------------------
                                     Name:     Philip A. Canfield
                                           ----------------------------------
                                     Its:  Principal


     0.9072%                         GTCR CO-INVEST, L.P.

                                     By:   GTCR Partners VI, L.P.
                                     Its:  General Partner

                                     By:   GTCR Golder Rauner, L.L.C.
                                     Its:  General Partner

                                     By:        /s/ Philip A. Canfield
                                           ----------------------------------
                                     Name:       Philip A. Canfield
                                           ----------------------------------
                                     Its:  Principal


                                     THE J. SUNNY BAJAJ TRUST


                                     By:     /s/ Jaideep Bajaj
                                         ------------------------------------
                                            Jaideep Bajaj, Trustee

                                     By:     /s/ Bhavneet Bajaj
                                         ------------------------------------

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                                 Bhavneet Bajaj, Trustee


                                     By:     /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     THE RUEBEN BAJAJ TRUST


                                     By:     /s/ Jaideep Bajaj
                                         ------------------------------------
                                             Jaideep Bajaj, Trustee


                                     By:     /s/ Bhavneet Bajaj
                                         ------------------------------------
                                             Bhavneet Bajaj, Trustee


                                     By:     /s/ Daniel A. Masur
                                         ------------------------------------
                                             Daniel A. Masur, Trustee


                                     THE BAJAJ FAMILY LIMITED PARTNERSHIP

                                     By:   The J. SUNNY BAJAJ TRUST, its Limited
                                           Partner

                                     By:     /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:     /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:     /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     By:   THE RUEBEN BAJAJ TRUST, its Limited
                                           Partner

                                     By:     /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                     By:      /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:      /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     By:      /s/ Ken S. Bajaj
                                         ------------------------------------
                                           Ken S. Bajaj, its Limited Partner


                                     By: KAVELLE BAJAJ REVOCABLE INTER
                                           VIVOS TRUST, its Limited Partner

                                     By:      /s/ Kavelle Bajaj
                                         ------------------------------------

                                     By: BAJAJ ASSOCIATES LLC, its General
                                         Partner

                                     By:   /s/ Ken S. Bajaj
                                         ------------------------------------
                                         Ken S. Bajaj, Managing Member


                                     By: THE J. SUNNY BAJAJ TRUST, its Limited
                                           Partner

                                     By:   /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:      /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:      /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee

                                     By:   THE RUEBEN BAJAJ TRUST, its Limited
                                           Partner

                                     By:   /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:     /s/ Bhavneet Bajaj
                                         ------------------------------------

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                           Bhavneet Bajaj, Trustee

                                     By:     /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee

                                     THE PEARLSTEIN FAMILY, LLC


                                     By:     /s/ Jack Pearlstein
                                         ------------------------------------
                                           Jack Pearlstein, its Managing Member

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                LIST OF EXHIBITS


Exhibit A      -     Certificate of Incorporation

Exhibit B-1    -     Form of Senior Management Agreement for Ken S. Bajaj

Exhibit B-2    -     Form of Senior Management Agreement for Jack Pearlstein

Exhibit C      -     Form of Stockholders Agreement

Exhibit D      -     Form of Registration Agreement

Exhibit E      -     Form of Professional Services Agreement

                             SUPPLEMENT NO. 1 TO THE
                               PURCHASE AGREEMENT

          THIS SUPPLEMENT NO. 1 TO THE PURCHASE AGREEMENT (this "AGREEMENT") is made as of April 25, 2002, by and among DigitalNet Holdings, Inc. (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST" and, together with GTCR, the "GTCR PURCHASERS"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER", and together with the GTCR Purchasers and the Bajaj Purchasers, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          The Company and the Purchasers are parties to a Purchase Agreement dated as of September 7, 2001 (the "PURCHASE AGREEMENT"). Pursuant to Section 1B(b) of the Purchase Agreement, the GTCR Purchasers desire to purchase, and the Company desires to sell, 5,300,000 shares of Common Stock for an aggregate purchase price of $530,000.00. Pursuant to Section 1C(b) of the Purchase Agreement, the Bajaj Purchasers will purchase, and the Company will sell, 220,833 shares of Common Stock for an aggregate purchase price of $22,084. Pursuant to Section 1D(b) of the Purchase Agreement, the Pearlstein Purchaser will purchase, and the Company desires to sell, 16,563 shares of Common Stock for an aggregate purchase price of $1,656. The Common Stock purchased by the Purchasers hereunder constitutes Investor Common under the Purchase Agreement.

          The parties hereto agree as follows:

          Section 1.    AUTHORIZATION AND CLOSING.

          1A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the (i) GTCR Purchasers of 5,300,000 shares of Common Stock, (ii) Bajaj Purchasers of 220,833 shares of Common Stock and (iii) Pearlstein Purchaser of 16,563 shares of Common Stock, having the rights and preferences set forth in the Certificate of Incorporation.

          1B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1C below), subject to the terms and conditions set forth herein,
(i) the GTCR Purchasers shall purchase from the Company, and the Company shall sell to the GTCR Purchasers, 5,300,000 shares of Common Stock at a price of $0.10 per share, (ii) the Bajaj Purchasers shall purchase from the Company, and the Company shall sell to the Bajaj Purchasers, 220,833 shares of Common Stock at a price of $0.10 per share and (iii) the Pearlstein Purchaser shall purchase from the Company, and the Company shall sell to the Pearlstein Purchaser, 16,563 shares of Common Stock at a price of $0.10 per share. The aggregate purchase price and the number of such purchased shares of Common Stock shall be allocated among the Purchasers as set forth on SCHEDULE A attached hereto.

          1C. THE CLOSING. The closing of the purchase and sale of the Common Stock (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive,

Chicago, Illinois 60601 at 10:00 a.m. on April 25, 2002 or at such other place, date and time as agreed to by the Purchasers. At the Closing, the Company shall deliver to the Purchasers a stock certificate evidencing the shares of Common Stock to be purchased by such Purchaser upon payment by such Purchaser of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

          Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          2A. AUTHORIZATION; NO CONFLICTS. As a material inducement to the Purchasers to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants to the Purchasers that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

          2B.  CLOSING. All of the representations and warranties contained in
Section 5 of the Purchase Agreement (the "Section 5 Representations"), and all information delivered in any schedule, attachment or exhibit hereto will be true and correct at and as of the Closing, except in the case of the Section 5 Representations to the extent of changes caused by the transactions expressly contemplated herein and except for changes occurring in the ordinary course of the Company's and its Subsidiaries businesses which have not had a Material Adverse Effect.

          Section 3. PURCHASERS' INVESTMENT REPRESENTATIONS. Each Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement hereby constitutes the legal, valid and binding obligation of each Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (iv) that the execution, delivery and performance of this Agreement by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 of the Purchase Agreement.

          Section 4.    MISCELLANEOUS.

          4A. REMEDIES. Each holder of Investor Stock shall have all rights and remedies set forth in the Purchase Agreement, this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          4B. LEGENDS. Each certificate for Restricted Securities issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 25, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 7, 2001 BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          4C. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing sentence, in the event that such modification, amendment or waiver would adversely affect a Purchaser or group Purchasers in a manner different than any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or a majority of the Investor Preferred held by such group of Purchasers adversely affected.

          4D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf, and shall terminate on April 25, 2004.

          4E. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of each GTCR Purchaser under this Agreement and the agreements contemplated hereby may be assigned by such GTCR Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., or any successor thereto.

          4F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          4G. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          4H. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          4I. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          4J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the addresses indicated in the Purchase Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                   DIGITALNET HOLDINGS, INC.

                                   By:      /s/ Ken S. Bajaj
                                        -----------------------------------
                                   Name:      Ken S. Bajaj
                                        -----------------------------------
                                   Its: Chief Executive Officer


                                   GTCR FUND VII, L.P.

                                   By:  GTCR Partners VII, L.P.
                                   Its: General Partner

                                   By:  GTCR Golder Rauner, L.L.C.
                                   Its: General Partner

                                   By:      /s/ Philip A. Canfield
                                        -----------------------------------
                                   Name:     Philip A. Canfield
                                        -----------------------------------
                                   Its: Principal


                                   GTCR CO-INVEST, L.P.

                                   By:  GTCR Partners VI, L.P.
                                   Its: General Partner

                                   By:  GTCR Golder Rauner, L.L.C.
                                   Its: General Partner

                                   By:        /s/ Philip A. Canfield
                                        -----------------------------------
                                   Name:       Philip A. Canfield
                                        -----------------------------------
                                   Its: Principal


                                   THE J. SUNNY BAJAJ TRUST


                                   By:     /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:     /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                   By:      /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   THE RUEBEN BAJAJ TRUST


                                   By:    /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee


                                   By:     /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee


                                   By:    /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   THE BAJAJ FAMILY LIMITED PARTNERSHIP

                                   By:  The J. SUNNY BAJAJ TRUST, its Limited
                                        Partner

                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   By:  THE RUEBEN BAJAJ TRUST, its Limited
                                        Partner
                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                   By:      /s/ Ken S. Bajaj
                                        -----------------------------------
                                          Ken S. Bajaj, its Limited Partner


                                   By: KAVELLE BAJAJ REVOCABLE INTER
                                        VIVOS TRUST, its Limited Partner

                                   By:    /s/ Kavelle Bajaj
                                        -----------------------------------

                                   By:  BAJAJ ASSOCIATES LLC, its General
                                        Partner

                                   By:          /s/ Ken S. Bajaj
                                        -----------------------------------
                                          Ken S. Bajaj, Managing Member


                                   By:  THE J. SUNNY BAJAJ TRUST, its Limited
                                          Partner

                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                            Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                            Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                            Daniel A. Masur, Trustee

                                   By:  THE RUEBEN BAJAJ TRUST, its Limited
                                        Partner

                                   By:        /s/ Jaideep Bajaj
                                        -----------------------------------
                                            Jaideep Bajaj, Trustee

                                   By:          /s/ Bhavneet Bajaj
                                        -----------------------------------
                                            Bhavneet Bajaj, Trustee

                                   By:          /s/ Daniel A. Masur
                                        -----------------------------------
                                            Daniel A. Masur, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                   THE PEARLSTEIN FAMILY, LLC


                                   By:        /s/ Jack Pearlstein
                                        -----------------------------------
                                            Jack Pearlstein, its Managing Member

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                             SUPPLEMENT NO. 2 TO THE
                               PURCHASE AGREEMENT

          THIS SUPPLEMENT NO. 2 TO THE PURCHASE AGREEMENT (this "AGREEMENT") is made as of October 8, 2002, by and among DigitalNet Holdings, Inc. (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST" and, together with GTCR, the "GTCR PURCHASERS"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER", and together with the GTCR Purchasers and the Bajaj Purchasers, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          The Company and the Purchasers are parties to a Purchase Agreement dated as of September 7, 2001 (the "PURCHASE AGREEMENT"). Pursuant to Section 1B(b) of the Purchase Agreement, the GTCR Purchasers desire to purchase, and the Company desires to sell, 1,720,000 shares of Common Stock for an aggregate purchase price of $172,000. Pursuant to Section 1C(b) of the Purchase Agreement, the Bajaj Purchasers will purchase, and the Company will sell, 71,667 shares of Common Stock for an aggregate purchase price of $7,167. Pursuant to Section 1D(b) of the Purchase Agreement, the Pearlstein Purchaser will purchase, and the Company desires to sell, 5,375 shares of Common Stock for an aggregate purchase price of $538. The Common Stock purchased by the Purchasers hereunder constitutes Investor Common under the Purchase Agreement.

          The parties hereto agree as follows:

          Section 1.    AUTHORIZATION AND CLOSING.

          1A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the (i) GTCR Purchasers of 1,720,000 shares of Common Stock, (ii) Bajaj Purchasers of 71,667 shares of Common Stock and (iii) Pearlstein Purchaser of 5,375 shares of Common Stock, having the rights and preferences set forth in the Certificate of Incorporation.

          1B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1C below), subject to the terms and conditions set forth herein,
(i) the GTCR Purchasers shall purchase from the Company, and the Company shall sell to the GTCR Purchasers, 1,720,000 shares of Common Stock at a price of $0.10 per share, (ii) the Bajaj Purchasers shall purchase from the Company, and the Company shall sell to the Bajaj Purchasers, 71,667 shares of Common Stock at a price of $0.10 per share and (iii) the Pearlstein Purchaser shall purchase from the Company, and the Company shall sell to the Pearlstein Purchaser, 5,375 shares of Common Stock at a price of $0.10 per share. The aggregate purchase price and the number of such purchased shares of Common Stock shall be allocated among the Purchasers as set forth on SCHEDULE A attached hereto.

          1C. THE CLOSING. The closing of the purchase and sale of the Common Stock (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive,

Chicago, Illinois 60601 at 10:00 a.m. on October 8, 2002 or at such other place, date and time as agreed to by the Purchasers. At the Closing, the Company shall deliver to the Purchasers a stock certificate evidencing the shares of Common Stock to be purchased by such Purchaser upon payment by such Purchaser of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

          Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          2A. AUTHORIZATION; NO CONFLICTS. As a material inducement to the Purchasers to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants to the Purchasers that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

          2B.  CLOSING. All of the representations and warranties contained in
Section 5 of the Purchase Agreement (the "Section 5 Representations"), and all information delivered in any schedule, attachment or exhibit hereto will be true and correct at and as of the Closing, except in the case of the Section 5 Representations to the extent of changes caused by the transactions expressly contemplated herein and except for changes occurring in the ordinary course of the Company's and its Subsidiaries businesses which have not had a Material Adverse Effect.

          Section 3. PURCHASERS' INVESTMENT REPRESENTATIONS. Each Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement hereby constitutes the legal, valid and binding obligation of each Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (iv) that the execution, delivery and performance of this Agreement by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 of the Purchase Agreement.

          Section 4.    MISCELLANEOUS.

          4A. REMEDIES. Each holder of Investor Stock shall have all rights and remedies set forth in the Purchase Agreement, this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          4B. LEGENDS. Each certificate for Restricted Securities issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON OCTOBER 8, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 7, 2001 BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          4C. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing sentence, in the event that such modification, amendment or waiver would adversely affect a Purchaser or group Purchasers in a manner different than any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or a majority of the Investor Preferred held by such group of Purchasers adversely affected.

          4D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf, and shall terminate on October 8, 2004.

          4E. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of each GTCR Purchaser under this Agreement and the agreements contemplated hereby may be assigned by such GTCR Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., or any successor thereto.

          4F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          4G. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          4H. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          4I. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          4J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the addresses indicated in the Purchase Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                   DIGITALNET HOLDINGS, INC.

                                   By:      /s/ Ken S. Bajaj
                                        -----------------------------------
                                   Name:      Ken S. Bajaj
                                        -----------------------------------
                                   Its: Chief Executive Officer


                                   GTCR FUND VII, L.P.

                                   By:  GTCR Partners VII, L.P.
                                   Its: General Partner

                                   By:  GTCR Golder Rauner, L.L.C.
                                   Its: General Partner

                                   By:      /s/ Philip A. Canfield
                                        -----------------------------------
                                   Name:     Philip A. Canfield
                                        -----------------------------------
                                   Its: Principal


                                   GTCR CO-INVEST, L.P.

                                   By:  GTCR Partners VI, L.P.
                                   Its: General Partner

                                   By:  GTCR Golder Rauner, L.L.C.
                                   Its: General Partner

                                   By:        /s/ Philip A. Canfield
                                        -----------------------------------
                                   Name:       Philip A. Canfield
                                        -----------------------------------
                                   Its: Principal


                                   THE J. SUNNY BAJAJ TRUST


                                   By:     /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:     /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                   By:      /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   THE RUEBEN BAJAJ TRUST


                                   By:    /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee


                                   By:     /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee


                                   By:    /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   THE BAJAJ FAMILY LIMITED PARTNERSHIP

                                   By:  The J. SUNNY BAJAJ TRUST, its Limited
                                        Partner

                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   By:  THE RUEBEN BAJAJ TRUST, its Limited
                                        Partner

                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                   By:      /s/ Ken S. Bajaj
                                        -----------------------------------
                                          Ken S. Bajaj, its Limited Partner


                                   By: KAVELLE BAJAJ REVOCABLE INTER
                                        VIVOS TRUST, its Limited Partner

                                   By:    /s/ Kavelle Bajaj
                                        -----------------------------------

                                   By:    BAJAJ ASSOCIATES LLC, its General
                                          Partner

                                   By:          /s/ Ken S. Bajaj
                                        -----------------------------------
                                          Ken S. Bajaj, Managing Member


                                   By:  THE J. SUNNY BAJAJ TRUST, its Limited
                                          Partner

                                   By:      /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:        /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:        /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   By:  THE RUEBEN BAJAJ TRUST, its Limited
                                        Partner

                                   By:        /s/ Jaideep Bajaj
                                        -----------------------------------
                                          Jaideep Bajaj, Trustee

                                   By:          /s/ Bhavneet Bajaj
                                        -----------------------------------
                                          Bhavneet Bajaj, Trustee

                                   By:          /s/ Daniel A. Masur
                                        -----------------------------------
                                          Daniel A. Masur, Trustee


                                   THE PEARLSTEIN FAMILY, LLC


                                   By:        /s/ Jack Pearlstein
                                        -----------------------------------
                                          Jack Pearlstein, its Managing Member

                             SUPPLEMENT NO. 3 TO THE
                               PURCHASE AGREEMENT

          THIS SUPPLEMENT NO. 3 TO THE PURCHASE AGREEMENT (this "AGREEMENT") is made as of November 26, 2002, by and among DigitalNet Holdings, Inc. (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST" and, together with GTCR, the "GTCR PURCHASERS"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER", and together with the GTCR Purchasers and the Bajaj Purchasers, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          The Company and the Purchasers are parties to a Purchase Agreement dated as of September 7, 2001 (the "PURCHASE AGREEMENT"). Pursuant to Section 1B(b) of the Purchase Agreement, the GTCR Purchasers desire to purchase, and the Company desires to sell, 16,580,000 shares of Common Stock for an aggregate purchase price of $1,658,000. Pursuant to Section 1C(b) of the Purchase Agreement, the Bajaj Purchasers will purchase, and the Company will sell, 690,833 shares of Common Stock for an aggregate purchase price of $69,084. Pursuant to Section 1D(b) of the Purchase Agreement, the Pearlstein Purchaser will purchase, and the Company desires to sell, 51,813 shares of Common Stock for an aggregate purchase price of $5,181. The Common Stock purchased by the Purchasers hereunder constitutes Investor Common under the Purchase Agreement.

          Pursuant to Section 1B(b) of the Purchase Agreement, the GTCR Purchasers desire to purchase, and the Company desires to sell, 58,744 shares of Class A Preferred for an aggregate purchase price of $58,744,150. Pursuant to
Section 1C(b) of the Purchase Agreement, the Bajaj Purchasers will purchase, and the Company will sell, 2,448 shares of Class A Preferred for an aggregate purchase price of $2,447,672. Pursuant to Section 1D(b) of the Purchase Agreement, the Pearlstein Purchaser will purchase, and the Company desires to sell, 184 shares of Class A Preferred for an aggregate purchase price of $183,575. The Class A Preferred purchased by the Purchasers hereunder constitutes Investor Preferred under the Purchase Agreement.

          The parties hereto agree as follows:

          Section 1.    AUTHORIZATION AND CLOSING.

          1A. AUTHORIZATION OF THE COMMON STOCK. The Company has authorized the issuance and sale to the (i) GTCR Purchasers of 16,580,000 shares of Common Stock and 58,744 shares of Class A Preferred, (ii) Bajaj Purchasers of 690,833 shares of Common Stock and 2,448 shares of Class A Preferred and (iii) Pearlstein Purchaser of 51,813 shares of Common Stock and 184 shares of Class A Preferred, having the rights and preferences set forth in the Certificate of Incorporation.

          1B. PURCHASE AND SALE OF COMMON STOCK. At the Closing (as defined in subparagraph 1D below), subject to the terms and conditions set forth herein,
(i) the GTCR Purchasers shall purchase from the Company, and the Company shall sell to the GTCR Purchasers, 16,580,000 shares of Common Stock at a price of $0.10 per share, (ii) the Bajaj Purchasers shall purchase from the Company, and the Company shall sell to the Bajaj Purchasers, 690,833 shares of Common Stock at a price of $0.10 per share and (iii) the Pearlstein Purchaser shall purchase from the Company, and the Company shall sell to the Pearlstein Purchaser, 51,813 shares of Common Stock at a price of $0.10 per share. The aggregate purchase price and the number of such purchased shares of Common Stock shall be allocated among the Purchasers as set forth on SCHEDULE A attached hereto.

          1C. PURCHASE AND SALE OF CLASS A PREFERRED. At the Closing (as defined in subparagraph 1D below), subject to the terms and conditions set forth herein, (i) the GTCR Purchasers shall purchase from the Company, and the Company shall sell to the GTCR Purchasers, 58,744 shares of Class A Preferred at a price of $1000.00 per share, (ii) the Bajaj Purchasers shall purchase from the Company, and the Company shall sell to the Bajaj Purchasers, 2,448 shares of Class A Preferred at a price of $1000.00 per share and (iii) the Pearlstein Purchaser shall purchase from the Company, and the Company shall sell to the Pearlstein Purchaser, 184 shares of Class A Preferred at a price of $1000.00 per share. The aggregate purchase price and the number of such purchased shares of Common Stock shall be allocated among the Purchasers as set forth on SCHEDULE B attached hereto.

          1D. THE CLOSING. The closing of the purchase and sale of the Common Stock and Class A Preferred (the "CLOSING") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on November 26, 2002 or at such other place, date and time as agreed to by the Purchasers. At the Closing, the Company shall deliver to the Purchasers a stock certificate evidencing the shares of Common Stock and Class A Preferred to be purchased by such Purchaser upon payment by such Purchaser of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

          Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          2A. AUTHORIZATION; NO CONFLICTS. As a material inducement to the Purchasers to enter into this Agreement and purchase the Common Stock and Class A Preferred, the Company hereby represents and warrants to the Purchasers that the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Common Stock and Class A Preferred hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company or any of its Subsidiaries pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is a party or by which it is bound.

          2B.  CLOSING. All of the representations and warranties contained in
Section 5 of the Purchase Agreement (the "Section 5 Representations"), and all information delivered in any schedule, attachment or exhibit hereto will be true and correct at and as of the Closing, except in the case of the Section 5 Representations to the extent of changes caused by the transactions expressly contemplated herein and except for changes occurring in the ordinary course of the Company's and its Subsidiaries businesses which have not had a Material Adverse Effect.

          Section 3. PURCHASERS' INVESTMENT REPRESENTATIONS. Each Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement hereby constitutes the legal, valid and binding obligation of each Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (iv) that the execution, delivery and performance of this Agreement by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 of the Purchase Agreement.

          Section 4.    MISCELLANEOUS.

          4A. REMEDIES. Each holder of Investor Stock shall have all rights and remedies set forth in the Purchase Agreement, this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          4B. LEGENDS. Each certificate for Restricted Securities issued pursuant to this Agreement shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON NOVEMBER 26, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED

          BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 7, 2001 BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          4C. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing sentence, in the event that such modification, amendment or waiver would adversely affect a Purchaser or group Purchasers in a manner different than any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or a majority of the Investor Preferred held by such group of Purchasers adversely affected.

          4D. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf, and shall terminate on November 26, 2004.

          4E. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of each GTCR Purchaser under this Agreement and the agreements contemplated hereby may be assigned by such GTCR Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., or any successor thereto.

          4F. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          4G. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          4H. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          4I. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          4J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the addresses indicated in the Purchase Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                     DIGITALNET HOLDINGS, INC.

                                     By:       /s/ Ken S. Bajaj
                                           ----------------------------------
                                     Name:      Ken S. Bajaj
                                           ----------------------------------
                                     Its:  Chief Executive Officer


                                     GTCR FUND VII, L.P.

                                     By:   GTCR Partners VII, L.P.
                                     Its:  General Partner

                                     By:   GTCR Golder Rauner, L.L.C.
                                     Its:  General Partner

                                     By:      /s/ Philip A. Canfield
                                           ----------------------------------
                                     Name:     Philip A. Canfield
                                           ----------------------------------
                                     Its:  Principal


                                     GTCR CO-INVEST, L.P.

                                     By:   GTCR Partners VI, L.P.
                                     Its:  General Partner

                                     By:   GTCR Golder Rauner, L.L.C.
                                     Its:  General Partner

                                     By:        /s/ Philip A. Canfield
                                           ----------------------------------
                                     Name:       Philip A. Canfield
                                           ----------------------------------
                                     Its:  Principal


                                     THE J. SUNNY BAJAJ TRUST


                                     By:    /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:    /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                     By:    /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     THE RUEBEN BAJAJ TRUST


                                     By:    /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee


                                     By:    /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee


                                     By:    /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     THE BAJAJ FAMILY LIMITED PARTNERSHIP

                                     By:   The J. SUNNY BAJAJ TRUST, its Limited
                                           Partner

                                     By:      /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:        /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:        /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee


                                     By:   THE RUEBEN BAJAJ TRUST, its Limited
                                           Partner

                                     By:     /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:       /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:       /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                     By:      /s/ Ken S. Bajaj
                                         ------------------------------------
                                           Ken S. Bajaj, its Limited Partner


                                     By: KAVELLE BAJAJ REVOCABLE INTER
                                           VIVOS TRUST, its Limited Partner

                                     By:   /s/ Kavelle Bajaj
                                         ------------------------------------


                                     By:   BAJAJ ASSOCIATES LLC, its General
                                           Partner

                                     By:     /s/ Ken S. Bajaj
                                         ------------------------------------
                                           Ken S. Bajaj, Managing Member


                                     By: THE J. SUNNY BAJAJ TRUST, its Limited
                                            Partner

                                     By:      /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:        /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:        /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee

                                     By:   THE RUEBEN BAJAJ TRUST, its Limited
                                           Partner

                                     By:      /s/ Jaideep Bajaj
                                         ------------------------------------
                                           Jaideep Bajaj, Trustee

                                     By:        /s/ Bhavneet Bajaj
                                         ------------------------------------
                                           Bhavneet Bajaj, Trustee

                                     By:        /s/ Daniel A. Masur
                                         ------------------------------------
                                           Daniel A. Masur, Trustee

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                     THE PEARLSTEIN FAMILY, LLC


                                     By:      /s/ Jack Pearlstein
                                         ------------------------------------
                                           Jack Pearlstein, its Managing Member

                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                SUPPLEMENT NO. 4
                                     TO THE
                               PURCHASE AGREEMENT

          THIS SUPPLEMENT NO. 4 TO THE PURCHASE AGREEMENT (this "AGREEMENT") is made as of March 28, 2003, by and among DigitalNet Holdings, Inc. (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR"), GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST" and, together with GTCR, the "GTCR Purchasers"), the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS") and the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER", and together with the GTCR Purchasers and the Bajaj Purchasers, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          WHEREAS, the Company, the Purchasers entered into a Purchase Agreement, dated as of September 7, 2001, as supplemented on April 25, 2002, October 8, 2002 and November 26, 2002 (the "PURCHASE AGREEMENT"), which set forth the terms pursuant to which the Purchasers would purchase Common Stock, par value $.001 per share, of the Company ("COMMON STOCK") and Class A Preferred Stock, par value $.01 per share, of the Company (the "CLASS A PREFERRED STOCK");

          WHEREAS, the Company expects to offer its Common Stock for sale to the public in an initial public offering pursuant to a Registration Statement on Form S-1 registered with the Securities and Exchange Commission (the "INITIAL PUBLIC OFFERING"); and

          WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          1. INCORPORATION OF PURCHASE AGREEMENT. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Purchase Agreement. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

          2. TERMINATION OF CERTAIN PROVISIONS OF THE PURCHASE AGREEMENT. Upon the consummation of the Initial Public Offering, each of the following provisions of the Purchase Agreement shall terminate and shall have no further force or effect:

          (a)  Section 1B(b);

          (b)  Section 1C(b);

          (c)  Section 1D(b);

          (d)  Section 1E

          (d)  Section 3B;

          (e)  Section 3C;

          (f)  Section 3D;

          (g)  Section 3F; and

          (h)  Section 3H.

          3. AMENDMENT TO SECTION 3G OF THE PURCHASE AGREEMENT. Section 3G of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               "The Company shall not, nor shall it permit any Subsidiary to, disclose a Purchaser's or any of its Affiliates' name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Purchasers, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making any such required disclosure which is materially inconsistent with the Company's then-previous disclosure the Company shall give written notice to such Purchasers describing in reasonable detail the proposed content of such disclosure and shall permit such Purchasers to review and comment upon the form and substance of such disclosure."

          4. NEW SECTION 3K OF THE PURCHASE AGREEMENT. Section 3K of the Purchase Agreement is hereby inserted as follows:

               "3K.   BOARD COMMITTEES. Upon the consummation of a public
          offering, the Company shall establish a three member Compensation Committee of the Board and a two member Nominating Committee of the Board. The membership of these committees shall include one representative designated by the GTCR Purchasers and each committee's membership shall not be increased without the consent of the GTCR Purchasers. The rights of the GTCR Purchasers under this Section 3K shall terminate upon the GTCR Purchasers failing to hold at least 37.5% of the GTCR Purchaser's holdings of the Company's Common Stock immediately after the closing of the Company's public offering."

          5. NEW SECTION 3L OF THE PURCHASE AGREEMENT. Section 3L of the Purchase Agreement is hereby inserted as follows:

               "3L.   EQUITY ISSUANCES. After the consummation of a public
          offering, the Company shall be prohibited from issuing or granting any stock-based compensation to Ken S. Bajaj or Jack Pearlstein without the prior written consent of the GTCR Purchasers. The right of the GTCR Purchasers under this Section 3L shall terminate upon the GTCR Purchasers failing to hold at least 37.5% of the GTCR Purchasers' holdings of the Company's Common Stock immediately after the closing of the Company's public offering."

          6. AMENDMENT TO SECTION 7D OF THE PURCHASE AGREEMENT. Section 7D of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               "Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the GTCR Investor. The right of the GTCR Purchasers under this
          Section 7D shall terminate upon the GTCR Purchasers failing to hold at least 37.5% of the GTCR Purchasers' holdings of the Company's Common Stock immediately after the closing of the Company's Public Offering. Notwithstanding the foregoing sentence, in the event that such modification, amendment or waiver would adversely affect a Purchaser or group of Purchasers in a manner different than any other Purchaser or group of Purchasers, then such amendment or waiver will require the consent of such Purchaser or a majority of the Investor Common received upon conversion of the Investor Preferred held by such group of Purchasers adversely affected. No other course of dealing between the

          Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding."

          7. EFFECTUATION. The amendments to the Purchase Agreement contemplated by this Agreement shall be deemed effective upon the consummation of the Company's Initial Public Offering without any further action required by the parties.

          8. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          9. AMENDMENT. No provisions of this Agreement may be amended, except as permitted pursuant to Section 7D of the Purchase Agreement, as amended by this Agreement.

         10. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

                                   DIGITALNET HOLDINGS, INC.

                                   By:   /s/ Ken S. Bajaj
                                         -------------------------------------
                                   Name: Ken S. Bajaj
                                         -------------------------------------
                                   Its:  Chief Executive Officer


                                   GTCR FUND VII, L.P.

                                   By:   GTCR Partners VII, L.P.
                                   Its:  General Partner

                                   By:   GTCR Golder Rauner, L.L.C.
                                   Its:  General Partner

                                   By:   /s/ Collin E. Roche
                                         -------------------------------------
                                   Name: Collin E. Roche
                                         -------------------------------------
                                   Its:  Principal


                                   GTCR CO-INVEST, L.P.

                                   By:   GTCR Golder Rauner, L.L.C.
                                   Its:  General Partner

                                   By:   /s/ Collin E. Roche
                                         -------------------------------------
                                   Name: Collin E. Roche
                                         -------------------------------------
                                   Its:  Principal


                                   THE J. SUNNY BAJAJ TRUST

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur, Trustee

                                   THE RUEBEN BAJAJ TRUST

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur, Trustee


                                   THE BAJAJ FAMILY LIMITED PARTNERSHIP

                                   By:   The J. SUNNY BAJAJ TRUST, its Limited
                                         Partner

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur, Trustee


                                   By:   THE RUEBEN BAJAJ TRUST, its Limited
                                         Partner

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur

                                   By:
                                         -------------------------------------
                                         Ken S. Bajaj, its Limited Partner

                                   By:   KAVELLE BAJAJ REVOCABLE INTER
                                         VIVOS TRUST, its Limited Partner

                                   By:
                                         -------------------------------------


                                   By:   BAJAJ ASSOCIATES LLC, its General
                                         Partner

                                   By:   /s/ Ken S. Bajaj
                                         -------------------------------------
                                         Ken S. Bajaj, Managing Member


                                   By:   THE J. SUNNY BAJAJ TRUST, its Limited
                                         Partner

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur, Trustee


                                   By:   THE RUEBEN BAJAJ TRUST, its Limited
                                         Partner

                                   By:
                                         -------------------------------------
                                         Jaideep Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Bhavneet Bajaj, Trustee

                                   By:
                                         -------------------------------------
                                         Daniel A. Masur, Trustee


                                   THE PEARLSTEIN FAMILY, LLC

                                   By:   /s/ Jack Pearlstein
                                         -------------------------------------
                                         Jack Pearlstein, its Managing Member